UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2021
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware	001-37860	81-3434516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1678 S. Pioneer Road, Salt Lake City, Utah		84104
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

    On May 4, 2021, Varex Imaging Corporation (the “Company”) issued a press release announcing its preliminary results of operations for the three month period ended April 2, 2021 entitled: “Varex Announces Financial Results for the Second Quarter Fiscal Year 2021.” A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference into this item.

    This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (b)

On April 30, 2021, Kevin B. Yankton, Corporate Controller and principal accounting officer of Varex Imaging Corporation (the “Company”), indicated that he would resign from his position at the Company, effective May 14, 2021.

    (c)

Effective May 15, 2021, Shubham Maheshwari, the Company’s Chief Financial Officer, will additionally assume the role of principal accounting officer of the Company. Mr. Maheshwari has served in his current role as the Company’s Chief Financial Officer since July 2020. Mr. Maheshwari is not receiving any additional compensation in connection with his designation as principal accounting officer. There are no arrangements between Mr. Maheshwari and any other persons pursuant to which Mr. Maheshwari will be appointed as principal accounting officer of the Company. The other information required by Item 5.02(c)(2) is incorporated by reference from the Company’s Form 8-K filed on July 28, 2020.

Item 9.01	Financial Statements and Exhibits
    (d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated May 4, 2021, entitled "Varex Announces Financial Results for the Second Quarter Fiscal Year 2021"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: May 4, 2021	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary